UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2008
The Orchard Enterprises, Inc.
(Exact name of registrant specified in its charter)

Delaware	000-51761	20-3365526

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification
No.)

100 Park Avenue, 2d Floor,
New York, NY	10017

(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone, including area code: (212) 201-9280
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-3.1 SECOND AMENDED AND RESTATED BYLAWS
EX-10.1: 2008 STOCK PLAN
EX-10.2: NON-EXECUTIVE DIRECTORS COMPENSATION PROGRAM
EX-10.3: AMENDED AND RESTATED EMPLOYMENT AGREEMENT
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) 2008 Stock Plan
     Effective on June 4, 2008, at the 2008 Annual Meeting of Stockholders, the stockholders of The Orchard Enterprises, Inc. (“The Orchard”) approved the adoption of The Orchard 2008 Stock Plan (the “2008 Stock Plan”) which further amended and restated the Amended and Restated 2005 Stock Plan. The 2008 Stock Plan, among other things,
     • reflects the company’s change in name to “The Orchard Enterprises, Inc.” and the one-for-three reverse stock split that took effect November 14, 2007;
     • increases the number of shares of common stock as to which awards may be granted by 333,334 to 1,000,000 after giving effect to automatic annual increases that occurred in 2007 and 2008;
     • adjusts upward the automatic annual increases, commencing in 2009, in the number of shares of common stock as to which awards may be granted by 116,667 to 250,000;
     • increases the individual limit on the number of shares of common stock as to which awards may be granted in any calendar year by 133,334 to 200,000; and
     • deletes the automatic, non-discretionary grant of stock options to non-employee directors (on a post-split basis), which will now be determined by the Non-Executive Directors Compensation Program.
     A description of the material terms of the 2008 Stock Plan are set forth under the heading “Summary of the Plan” in The Orchard’s proxy statement filed with the Securities and Exchange Commission on April 29, 2008, which description is hereby incorporated into this Item 5.02(e) by reference. The foregoing description of the 2008 Stock Plan is qualified in its entirety by reference to the 2008 Stock Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.
Directors Compensation Plan
     On April 29, 2008, the Compensation Committee recommended, and the Board of Directors of The Orchard adopted, a revised Non-Executive Directors Compensation Program (“DCP”) which became effective June 4, 2008 upon the adoption of the 2008 Stock Plan by The Orchard’s stockholders. Under the DCP, each non-employee director will receive a fee of $40,000 per year, payable quarterly, with an additional annual fee of $3,000 payable to each committee chairman. In addition, under the DCP, non-employee directors will be entitled to receive an annual restricted stock award for a number of shares of common stock having a value of $50,000 based on the closing price of The Orchard common stock on the date of grant, with the initial grant on June 4, 2008 vesting 1/3 on the date of the grant and 1/3 on each of the subsequent two annual meeting dates (provide that such director continues to serve until the time of such future annual meetings). The Chairman of the Board, if he or she is not a full-time employee of The Orchard, will receive an additional annual restricted stock award with a grant date value of $20,000 determined on the same basis and vesting in the same manner as the previously discussed award. Also, under the DCP, non-executive directors will receive an annual option grant to purchase a number of shares of common stock equal to $50,000 divided by an amount equal to one third (1/3) of the closing price of The Orchard’s common stock on the date of grant. These options will have an exercise price per share equal to the closing price of The Orchard’s common stock on the date of grant and term of 10 years, with the initial grant on June 4, 2008 vesting 1/3 on the date of grant and 1/3 on each of the subsequent two future annual meeting dates (provided that such director continues to serve until the time of such annual meetings). All such restricted stock awards and options to purchase common stock are granted pursuant to the terms of the 2008 Stock Plan.
     The foregoing description of the DCP is qualified in its entirety by reference to the DCP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference.
2008 Bonus Plan for Executive Officers.
     On June 6, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of The Orchard Enterprises, Inc. (“The Orchard”) approved the targets and potential awards for fiscal year 2008 (the “2008 Plan”) under the Company’s Management Incentive Bonus Plan, which provides for performance-based cash awards for officers of The Orchard.
     In addition, the Compensation Committee set the following performance criteria to be used to calculate bonuses under the plan for 2008:
1.	Revenue as reported on a GAAP-basis;

2.	Gross Margin Percentage reported on a GAAP-basis; and

3.	Personal Performance.
For the first two performance criteria above, specific performance metrics will be used to determine the achievement of bonuses. The third performance criterion is discretionary. Each criterion is to account for 33.3% of the target bonus. Awards can range from zero to a maximum of 100% of the targeted award.
     The Compensation Committee set target bonus amounts for fiscal year 2008 for the following named offices in the amount indicated:

     1. Greg Scholl, Chief Executive Officer, $150,000, — which amount was approved by the Compensation Committee, at the request of Mr. Scholl to reduce his 2008 target bonus from his 2007 target bonus of $250,000:
     2. Nathan Fong, Chief Financial Officer, $75,000; and
     3. for each of Brad Navin, Executive Vice President and General Manager, and Dan Pifer, Executive Vice President, Operations and Technology, $55,000.
     On June 9, 2008, Mr. Fong and The Orchard amended and restated Mr. Fong’s employment agreement to reflect the company’s name change to The Orchard and to permit Mr. Fong to participate in the 2008 Plan performance metrics. The foregoing description of Mr. Fong’s employment agreement is qualified in its entirety by reference to his employment agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is hereby incorporated by reference.
     CEO Compensation.
     On June 6, 2008, The Orchard’s Board of Directors, upon the recommendation of the Compensation Committee and to offset the reduction in Mr. Scholl’s 2008 target bonus while compensating him for his contributions to The Orchard, authorized a one-time grant of a non-statutory stock option to purchase 125,000 shares of common stock under the 2008 Stock Plan at an exercise price equal to the fair market value of the company’s common stock on the grant date. The stock options will vest quarterly in equal parts over three years, starting on June 6, 2008, and expire on June 6, 2018.
Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective June 4, 2008, the Board of Directors amended The Orchard’s amended and restated Bylaws to reflect the company’s name change from Digital Music Group, Inc. to The Orchard Enterprises, Inc.
     The Bylaws, as amended, are attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 8.01. Other Events
     Chairman of the Board of Directors. On June 4, 2008, the Board of Directors of The Orchard elected Michael Donahue as Chairman of the Board of Directors to serve until his successor is duly elected or qualified. Mr. Donahue has been a director of The Orchard since November 2007, and currently is a member of the Audit Committee and the Executive, Nominating and Corporate Governance Committee.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of The Orchard Enterprises, Inc.

10.1	The Orchard Enterprises, Inc. 2008 Stock Plan

10.2	Non-Executive Directors Compensation Program

10.3	Amended and Restated Employment Agreement between The Orchard Enterprises, Inc. and Nathan Fong - dated June 9, 2008
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ORCHARD ENTERPRISES, INC.
Date: June 10, 2008	By:	/s/ Stanley H. Schneider
		Name:	Stanley H. Schneider
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of The Orchard Enterprises, Inc.

10.1	The Orchard Enterprises, Inc. 2008 Stock Plan

10.2	Non-Executive Directors’ Compensation Program

10.3	Amended and Restated Employment Agreement between The Orchard Enterprises, Inc. and Nathan Fong dated June 9, 2008